SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 10, 2003

ARIBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26299 (Commission File Number)	77-0439730 (I.R.S. Employer Identification Number)

807 11th Ave.

Sunnyvale, CA 94089

(650) 390-1000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated April 10, 2003.

ITEM 9.    REGULATION FD DISCLOSURE.

This Form 8-K is being furnished to report information pursuant to Item 12 — Results of Operations and Financial Condition.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 10, 2003, Ariba, Inc. issued a press release reporting the completion of its previously-announced internal review of certain accounting matters, the filing of certain required periodic reports with the Securities and Exchange Commission and the anticipated earnings release date for its second quarter fiscal 2002 financial results, and updating its expense guidance for the second quarter fiscal 2002. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, INC.

DATE: April 11, 2003	By:	/s/ JAMES W. FRANKOLA
James W. Frankola Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release, dated April 10, 2003, announcing certain matters relating to its internal accounting review and anticipated second quarter fiscal 2002 operating results.